                                                                  EXHIBIT 10.11


                          REGISTRATION RIGHTS AGREEMENT

         This Agreement is entered into as of July 17, 2000 by and among Art Technology Group, Inc., a Delaware corporation (the "Buyer") and the shareholders listed on Schedule A attached hereto (the "Shareholders").

                                    RECITALS

         WHEREAS, the Buyer, Art Technology Group Canada ULC, a Nova Scotia unlimited liability corporation (the "Nova Scotia Subsidiary"), TTG Acquisition Corp, a corporation incorporated under the Business Corporations Act (Ontario) ("TTG Corp."), Toronto Technology Group, Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the "Seller"), and the Shareholders, have entered into a Share Exchange Agreement, dated as of July 11, 2000 (the "Share Exchange Agreement").

         WHEREAS, under the Share Exchange Agreement each Shareholder will receive exchangeable shares of TTG Corp ("Exchangeable Shares"), which are exchangeable for shares of the Buyer's common stock, par value $.01 per share ("Buyer's Common Stock");

         WHEREAS, the Buyer and the Shareholders desire to provide for certain arrangements with respect to the registration of the Buyer's Common Stock into which the Exchangeable Shares can be converted (the "Registrable Shares," which term shall also include any shares of Buyer Common Stock issued as, or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Buyer Common Stock into which the Exchangeable Shares can be converted) under the Securities Act;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. CERTAIN DEFINITIONS.

     1.1 Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Share Exchange Agreement.

     1.2 As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "INITIATING HOLDERS" means the Shareholders initiating a request for registration pursuant to Section 2.1(a).

     "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRATION STATEMENT" means a registration statement filed by the Buyer with the Commission for a public offering and sale of securities of the Buyer (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "SELLING SHAREHOLDER" means any Shareholder owning Registrable Shares included in a Registration Statement.

     "SHAREHOLDER" means each Shareholder and any persons or entities to whom the rights granted under this Agreement are transferred by any Shareholder, their successors or assigns, pursuant to Section 3 hereof.

2. REGISTRATION RIGHTS

     2.1  S-3 REGISTRATIONS

          (a) Not more than 60 days before, but no later than 90 days following, each of the first, second and third anniversary of the Closing, one or more Shareholders desiring to sell any Registrable Shares may request the Buyer, in writing, to effect a registration on Form S-3 covering the resale to the public by the Shareholders of such Registrable Shares; provided that the effective date of such registration may be deferred until the date of such anniversary of the Closing.

          (b) Upon receipt of any request for registration pursuant to this
Section 2.1, the Buyer shall promptly give written notice of such proposed registration to all other Shareholders. Such Shareholders shall have the right, by giving written notice to the Buyer within 30 days after the Buyer provides its notice, to elect to have included in such registration such of their Registrable Shares as such Shareholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(c) below. Thereupon, the Buyer shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form); provided that, if the Buyer is not then eligible to effect the registration on Form S-3, it shall effect the registration using any other form that it is then eligible to use.

          (c) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Buyer as a part of their request made pursuant to Section 2.1(a), and the Buyer shall include such information in its written notice referred to in
Section 2.1(b). The right of any other Shareholder to include its Registrable Shares in such registration pursuant to Section 2.1(b) shall be conditioned upon such other Shareholder's participation in such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Shares to be included in a Registration Statement filed pursuant to this Section 2.1, shall be reduced pro rata among the requesting Shareholders based on the quotient of (1) the total number of Registrable Shares to be included in the Registration Statement, divided by (2) the total number of Registrable Shares that request registration.

          (d) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), subject to the approval of the Buyer, which approval will not be unreasonably withheld.

          (e) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Buyer is engaged or has plans to engage in a registered public offering within the next 90 days, or the Buyer certifies in writing to the Initiating Holders that, in the good faith determination of the Buyer's Board of Directors, the interests of the Buyer's shareholders would be materially adversely affected by the requested registration, then the Buyer may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request; provided that the Buyer shall not invoke this provision more than once in any period of twelve (12) consecutive months.

2.2  REGISTRATION PROCEDURES.

          (a) If and whenever the Buyer is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Buyer shall:

               (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

               (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for a period of 10 days from the effective date or such earlier time as all Registrable Shares covered by such Registration Statement have been sold pursuant thereto, provided, however, that if the Buyer has exercised its right pursuant to Section 2.2(c) to suspend use of a prospectus included in a Registration Statement, then the duration of time for which the Buyer is obligated to keep such Registration Statement effective shall be extended by the period of such suspension;

               (iii) as expeditiously as possible furnish to each Selling Shareholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Shareholder;

               (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states and/or Canadian provinces as the Selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Shareholders to consummate the public sale or other disposition in such states and/or Canadian provinces of the Registrable Shares owned by the Selling Shareholder; PROVIDED, HOWEVER, that the Buyer shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

               (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Buyer are then listed;

               (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

               (vii) promptly make available for inspection by the Selling Shareholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Shareholders, all financial and other records, pertinent corporate documents and properties of the Buyer and cause the Buyer's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (viii) as expeditiously as possible, notify each Selling Shareholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

               (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

          (b) If the Buyer has delivered a Prospectus to the Selling Shareholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Buyer shall promptly notify the Selling Shareholders and, if requested, the Selling Shareholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Buyer. The Buyer shall promptly provide the Selling Shareholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Shareholders shall be free to resume making offers of the Registrable Shares.

          (c) In the event that, in the judgment of the Buyer, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Buyer believes public disclosure would be detrimental to the Buyer, the Buyer shall notify all Selling Shareholders to such effect, and, upon receipt of such notice, each such Selling Shareholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Shareholder has received copies of a supplemented or amended Prospectus or until such Selling Shareholder is advised in writing by the Buyer that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

     2.3 ALLOCATION OF EXPENSES. The Buyer will pay all Registration Expenses for all registrations under this Agreement; PROVIDED, HOWEVER, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Buyer which is made known to the Shareholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1, the requesting Shareholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Buyer in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Buyer, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Shareholders' own counsel.

     2.4  INDEMNIFICATION AND CONTRIBUTION.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Buyer will indemnify and hold harmless each Selling Shareholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Shareholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Buyer will reimburse such Selling Shareholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Shareholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Buyer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such

Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Buyer, in writing, by or on behalf of such Selling Shareholder, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Shareholder, severally and not jointly, will indemnify and hold harmless the Buyer, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Buyer or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Buyer, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Shareholder furnished in writing to the Buyer by or on behalf of such Selling Shareholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of a Selling Shareholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Shareholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED FURTHER that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.4 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Buyer on the one hand and the Selling Shareholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Buyer and the Selling Shareholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Buyer or the Selling Shareholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Buyer and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.4, (a) in no case shall any one Selling Shareholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Shareholder from the offering of Registrable Shares and (b) the Buyer shall be liable and responsible for any amount in excess of such proceeds; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

     2.5 TERMINATION. All of the Buyer's obligations to register Registrable Shares shall terminate with respect to such Registrable Shares one year after such Registrable Shares are issued in exchange for Exchangeable Shares.

     2.6 INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Buyer such information regarding such holder and the distribution proposed by such holder as the Buyer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     3. ASSIGNMENT OF RIGHTS. The Shareholder may not assign any of its rights under this Agreement except in connection with the transfer of some or all of his, her or its Exchangeable Shares or Registrable Shares to a child or spouse, or trust for their benefit or, in the case of a partnership, to the partners of such partnership pursuant to a pro rata distribution, PROVIDED each such transferee agrees in a written instrument delivered to the Buyer to be bound by the provisions of this Agreement.

     4. GENERAL.

          (a) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

          (c) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Buyer, at Art Technology Group, Inc., 25 First Street, 2nd Floor, Cambridge MA 02141, Attention: President, or at such other address or addresses as may have been furnished in writing by the Buyer to the Shareholders, with a copies to David A. Westenberg, Hale and Dorr LLP, 60 State Street, Boston, MA 02109 and Linda Handman, Art Technology Group, Inc., 25 First Street, 2nd Floor, Cambridge MA 02141; or

     If to a Shareholder, at his or its address set forth on SCHEDULE A, or at such other address or addresses as may have been furnished to the Buyer in writing by such Shareholder, with a copy to____________________________________.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     (d) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     (e) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Buyer and the holders of at least 66% of the Registrable Shares held by all of the Shareholders; PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 4(e) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (f) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     (g) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     (h) SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.



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                                      -9-

         Executed as of the date first written above.

                                     ART TECHNOLOGY GROUP, INC.

                                     By:  /s/ JOSEPH T. CHUNG
                                        -----------------------------------
                                     Title:
                                           --------------------------------


                                     SHAREHOLDERS

                                     /s/ GERARD W.H. VAN LEEUWEN
                                     -----------------------------------
                                     Gerard W.H. van Leeuwen

                                     /s/ TIMOTHY F. MOODY
                                     -----------------------------------
                                     Timothy F. Moody

                                     /s/ HENRY EDWIN VAN BEILEN
                                     -----------------------------------
                                     Henry Edwin Van Beilen

                                     /s/ GLENN JAMES
                                     -----------------------------------
                                     Glenn James

                                                                      EXHIBIT A

                                  SHAREHOLDERS

NAME AND ADDRESS

Gerard W.H. van Leeuwen
16954 Heart Lake Road
Caledon Village, Ontario
Canada LON 1C0

Timothy F. Moody
165 Colbeck Street
Toronto, Ontario
Canada M6S 1V8

Henry Edwin Van Beilen
613 Tomahawk Crescent
Ancaster, Ontario
Canada L9G 3T4

Glenn James
R.R. #1
Puslinch, Ontario
Canada NOB 2JO

                                      -11-